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                                                                 Exhibit 10.33

                      THIRD AMENDMENT TO LOAN AGREEMENT

                                                          [$55,000,000]

     THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment"), is dated as of November __, 1996 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Lender"), and BRE PROPERTIES, INC., a Maryland corporation ("Borrower"), as ultimate successor-in-interest by merger to Real Estate Investment Trust of California, a California real estate investment trust ("Original Borrower").

                                   RECITALS:

     A. Lender has made a loan (the "Loan") to Original Borrower in the original principal amount of $55,000,000, which loan is governed by that certain Loan Agreement dated as of January 31, 1994, as amended by that certain First Amendment to Loan Agreement dated as of July 7, 1995 by and between Original Borrower and Lender, as further amended by that certain Second Amendment to Loan Agreement dated as of April 30, 1996 by and between Borrower and Lender (collectively, the "Loan Agreement") and evidenced by that certain Promissory Note dated as of January 31, 1994 executed by Original Borrower in favor of Lender (the "Note").

     B. Pursuant to a series of mergers, Original Borrower merged into Real Estate Investment Trust of Maryland, a Maryland real estate investment trust, which in turn merged into BRE Properties Inc., a Delaware corporation, which in turn merged into Borrower (which was then and formerly known as BRE Maryland, Inc., a Maryland corporation).

     C. Pursuant to the terms of that certain Assumption Agreement dated as of even date herewith by and between Borrower and Lender, Borrower absolutely and irrevocably assumed the Loan, the Loan Agreement, the Note and the other Loan Documents and the obligations of Original Borrower thereunder.

     D. Borrower and Lender have agreed to modify and amend the Loan Agreement as provided herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                                   AGREEMENT:

1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined, shall have the meanings given thereto in the Loan Agreement.

2. AMENDMENTS TO LOAN AGREEMENT. Borrower and Lender agree that the Loan Agreement shall be amended as provided in this Paragraph 2.

    2.1. Section 1.1 of the Loan Agreement shall be amended by replacing the definition of Bank of America Line of Credit, in its entirety, with the following revised definition therefor:

               "BANK OF AMERICA LINE OF CREDIT" means that certain unsecured line of credit in the maximum amount of $120,000,000 provided to Borrower by Bank of America, NT&SA.

    2.2. A new Section 5.14 of the Loan Agreement shall be added thereto and shall provide, in its entirety, as follows:

               5.14 S&P RATING.

               Borrower will use its best efforts to obtain on or before December 31, 1997, and shall thereafter always maintain in effect,

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          an investment grade rating for the long-term unsecured debt of
          Borrower from Standard & Poor's Rating Group or Moody Investor Services. Borrower shall pay all of the fees, costs and expenses incurred in connection with obtaining and maintaining such rating.

3. REPRESENTATIONS AND WARRANTIES. Borrower makes the following representations and warranties to Lender all of which are material and are made to induce Lender to enter into this Amendment.

               3.1. All representations and warranties in the Loan Documents were true, accurate and complete in every material respect as of the date made and are true, accurate and complete in every respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

               3.2. Borrower has full power, legal capacity and authority to execute and deliver this Amendment.

               3.3. This Amendment has been duly authorized, executed and delivered by Borrower.

4. NO OTHER MODIFICATIONS. Except as provided herein, the Loan Agreement shall remain unchanged and in full force and effect.

5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.




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6.  SEVERABILITY.  If any term, provision, covenant or condition of this
Amendment or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

7. SUCCESSOR AND ASSIGNS. The provisions of this Amendment shall be binding upon and inure solely to the benefit of Lender and Borrower, and their respective heirs, legal representatives, successors and assigns.

8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.




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          IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed as of the day and year first above written.

                                  BORROWER:

                                  BRE PROPERTIES, INC., a Maryland corporation


                                  By:    _____________________________________
                                  Name:  _____________________________________
                                  Title: _____________________________________



                                  By:    _____________________________________
                                  Name:  _____________________________________
                                  Title: _____________________________________





                                  LENDER:

                                  THE PRUDENTIAL INSURANCE COMPANY
                                  OF AMERICA


                                  By:    _____________________________________
                                  Its:   _____________________________________




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